UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2021

Millendo Therapeutics, Inc.
(Exact name of registrant as specified in its charter)
_____________________________________________________________________

Delaware	001-35890	45-1472564
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

110 Miller Avenue, Suite 100 Ann Arbor, Michigan		48104
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (734) 845-9000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MLND	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05    Costs Associated with Exit or Disposal Activities.

On January 22, 2021, the board of directors (the “Board”) of Millendo Therapeutics, Inc. (the “Company”) approved a corporate restructuring plan (the “Plan”) furthering its ongoing efforts to align Company resources with its current strategy and operations. In connection with the Plan, the Company plans to reduce its workforce by up to 85%, with the majority of the reduction in personnel expected to be completed by April 15, 2021. The Company expects to provide severance payments and continuation of group health insurance coverage for a specified period to the affected employees. The Company also plans to enter into retention arrangements with employees who are expected to remain with the Company. The Company estimates that it will incur costs of up to $5.0 million to $5.5 million for termination benefits and retention arrangements related to the Plan, substantially all of which will be cash expenditures. The costs related to the Plan are subject to a number of assumptions, and actual results may differ materially. The Company may also incur other charges or cash expenditures not currently contemplated due to events that may occur as a result of, or associated with, the Plan. If the Company subsequently determines that it will incur additional significant costs in connection with the Plan, it will amend this Current Report to disclose such information.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Executive Officer and Director

On January 22, 2021, the Board appointed Louis J. Arcudi III as the Company’s Chief Executive Officer, President and Principal Executive Officer, effective February 1, 2021, at which time he will also join the Company’s Board. Mr. Arcudi has served as the Chief Financial Officer of the Company and its predecessor since November 2018. From December 2007 through October 2018, he served as Senior Vice President of Operations and Chief Financial Officer at Idera Pharmaceuticals. Prior to Idera, from June 2002 to December 2007, he served as Vice President of Finance and Administration for Peptimmune, Inc. where he handled all financial business and operations. Mr. Arcudi obtained an MBA from Bryant College and a B.S. in accounting and information systems from the University of Southern New Hampshire.

Mr. Arcudi does not have a family relationship with any director or executive officer of the Company or person nominated or chosen by the Company to become a director or executive officer, and there are no arrangements or understandings between Mr. Arcudi and any other person pursuant to which Mr. Arcudi was selected to serve as Chief Executive Officer. Except as described herein, there have been no transactions involving Mr. Arcudi that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In connection with his appointment as Chief Executive Officer, Mr. Arcudi entered into an amended and restated employment agreement with the Company, effective February 1, 2021 (the “Arcudi Employment Agreement”). Pursuant to the Arcudi Employment Agreement, Mr. Arcudi will serve as the Company’s President and Chief Executive Officer and will earn an annual base salary of $447,600, subject to applicable deductions and withholdings. Mr. Arcudi will continue to be eligible for an annual performance bonus targeted at 40% of his annual base salary based upon the assessment the Board, or a designated committee thereof, of Mr. Arcudi’s performance and attainment of targeted goals as set by the Board or designated committee thereof. In addition, Mr. Arcudi will be eligible to earn retention bonuses of up to a total of $630,000 in the aggregate and paid in two equal installments, conditioned upon his continued employment with the Company through (1) June 30, 2021 and (2) the earlier of December 31, 2021 or the closing of a Change in Control of the Company (as defined in the Arcudi Employment Agreement), and his execution of release agreements in favor of the Company. Mr. Arcudi will also be eligible for a transaction bonus of $250,000 in the event that the Company undergoes a Change in Control during Mr. Arcudi’s employment term.

Pursuant to the terms of the Arcudi Employment Agreement, if Mr. Arcudi is terminated by the Company without “Cause” or he resigns employment for “Good Reason” (each, as defined in the Arcudi Employment Agreement), and subject to delivery to the Company of a separation agreement including a general release of claims in favor of the Company, Mr. Arcudi will be entitled to payment of his COBRA health insurance premiums for a twelve (12) month period. If such a termination without Cause or resignation for Good Reason takes place within three (3) months prior to or twelve (12) months following the effective date of a “Change in Control” (as defined in the Arcudi Employment Agreement), Mr. Arcudi will be entitled to: (a) payment of his COBRA health insurance premiums for an eighteen (18) month period; and (b) accelerated vesting of all unvested equity awards such that all unvested equity awards shall become immediately vested and exercisable. Mr. Arcudi is also a party to the Company’s standard form of indemnification agreement, the form of which has been filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 13, 2018.

A copy of the Arcudi Employment Agreement is expected to be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Appointment of Executive Chair

In connection with the above appointment of Mr. Arcudi, Julia C. Owens, Ph.D. will step down from her role as Chief Executive Officer, President and Principal Executive Officer, effective January 31, 2021, pursuant to a Separation Agreement entered into between the Company and Dr. Owens on January 27, 2021 (the “Owens Separation Agreement”). Dr. Owens will remain on the Board and serve in an advisory role as Executive Chair of the Board, effective February 1, 2021, pursuant to an Executive Chair Offer Letter entered into between the Company and Dr. Owens on January 27, 2021 (the “EC Agreement”).

Pursuant to the Owens Separation Agreement, Dr. Owens will receive the following severance benefits: (a) a lump sum payment in the amount of $789,450.12, less applicable deductions and withholdings; (b) a lump sum payment of Dr. Owens’s annual bonus for 2021 in the amount of $394,725, less applicable deductions and withholdings; and (c) continuation of COBRA health insurance premiums for an eighteen (18) month period that is funded by the Company. The Owens Separation Agreement contains release covenants that are binding upon Dr. Owens.

Pursuant to the EC Agreement, Dr. Owens will be paid a stipend of $10,000 per month on a quarterly basis, in addition to any cash and equity compensation provided to non-employee members of the Board plus cash and equity compensation provided to the individual acting as the Board chair, all pursuant to the Company’s non-employee director compensation policy, and all of her currently outstanding options to purchase Common Stock will continue to vest pursuant to their current vesting schedule while she serves as Executive Chair.

Copies of the Owens Separation Agreement and the EC Agreement are expected to be filed as exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Appointment of Chief Financial Officer

On January 27, 2021, the Board appointed Jennifer Minai-Azary as the Company’s Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, effective February 1, 2021. Ms. Minai-Azary has served as the VP, Finance, as well as in other finance roles, of the Company and its predecessor since July 2013. From August 2011 through July 2013, she served as Director, Technical Accounting at PAREXEL International. Ms. Minai-Azary started her career in Ernst & Young’s audit practice in 2000 and held positions of increasing responsibility where she managed financial statement audits for publicly and privately held clients within a variety of industries. Ms. Minai-Azary holds a Master of Accounting and a B.B.A. from the University of Michigan and is a certified public accountant.

Ms. Minai-Azary does not have a family relationship with any director or executive officer of the Company or person nominated or chosen by the Company to become a director or executive officer, and there are no arrangements or understandings between Ms. Minai-Azary and any other person pursuant to which Ms. Minai-Azary was selected to serve as Chief Financial Officer, principal financial officer and principal accounting officer. Except as described herein, there have been no transactions involving Ms. Minai-Azary that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In connection with her appointment as Chief Financial Officer, Ms. Minai-Azary entered into an amended and restated employment agreement with the Company effective February 1, 2021 (the “Minai-Azary Employment Agreement”). Pursuant to the Minai-Azary Employment Agreement, Ms. Minai-Azary will serve as the Company’s Chief Financial Officer and will earn an annual base salary of $310,000. Ms. Minai-Azary will continue to be eligible for an annual performance bonus targeted at 30% of her annual base salary based upon the assessment by the Board or Compensation Committee, of Ms. Minai-Azary’s performance and attainment of targeted goals as set by the Board or Compensation Committee. In addition, Ms. Minai-Azary will be eligible to earn retention bonuses of up to a total of $403,000 in the aggregate and paid in two equal installments, conditioned upon her continued employment with the Company through (1) June 30, 2021 and (2) the earlier of December 31, 2021 or the closing of a Change in Control of the Company (as defined in the Minai-Azary Employment Agreement), and her execution of release agreements in favor of the Company.

Pursuant to the terms of the Minai-Azary Employment Agreement, if Ms. Minai-Azary is terminated by the Company without “Cause” or she resigns employment for “Good Reason” (each, as defined in the Minai-Azary Employment Agreement), and subject to delivery to the Company of a separation agreement including a general release of claims in favor of the Company, Ms. Minai-Azary will be entitled to: (a) payment of her COBRA health insurance premiums for a twelve (12) month period; and (b) twelve (12) months of professional services outplacement assistance with an outplacement vendor funded by the Company. If such a termination without Cause or resignation for Good Reason takes place within three (3) months prior to or twelve (12) months following the effective date of a “Change in Control” (as defined in the Minai-Azary Employment Agreement), Ms. Minai-Azary will also be entitled to accelerated vesting of all unvested equity awards such that all unvested equity awards shall become immediately vested and exercisable. Ms. Minai-Azary is also a party to the Company’s standard form of indemnification agreement, the form of which has been filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 13, 2018.

A copy of the Minai-Azary Employment Agreement is expected to be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Separation Agreement with Chief Development Officer

Pursuant to the Plan, Ryan Zeidan, Ph.D., the Company’s Chief Development Officer, is stepping down and will pursue other opportunities, effective January 29, 2021. In connection with Dr. Zeidan’s departure, the Company entered into a separation agreement with Dr. Zeidan (the “Zeidan Separation Agreement”) on January 25, 2021. The Zeidan Separation Agreement provides that Dr. Zeidan is entitled to the following severance benefits: (a) a lump sum payment in the amount of $345,000, less applicable deductions and withholdings; (b) a lump sum payment of Dr. Zeidan’s annual bonus for 2021 in the amount of $138,000, less applicable deductions and withholdings; and (c) continuation of COBRA health insurance premiums for a twelve (12) month period that is funded by the Company. The Separation Agreement contains release covenants that are binding upon Dr. Zeidan.

A copy of the Zeidan Separation Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing description of the Zeidan Separation Agreement is a summary only and is qualified in its entirety by the full text of the Zeidan Separation Agreement, which is incorporated herein by reference.

Resignation of Directors

On January 27, 2021, Dr. Mary Lynne Hedley and Mr. Habib Dable submitted their resignations as members of the Board and all committees thereof, effective as of January 31, 2021 and the Board accepted such resignations. Dr. Hedley was the chair of the Nomination and Governance Committee (the “Nominating Committee”) of the Board and Mr. Dable was a member of the Compensation Committee. Dr. Hedley’s and Mr. Dable’s resignations from the Board are not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Committee Appointments

In connection with the above Board member changes, on January 22, 2021, the Board appointed Dr. Geoff Nichol to serve as a member of the Audit Committee. Dr. John Howe, III will remain a member of the Audit Committee, and Mr. James Hindman will remain as Chair of the Audit Committee. Dr. Howe will remain a member of the Compensation Committee and Dr. Carol Gallagher will remain as Chair of the Compensation Committee. Dr. Nichol will remain a member of the Nominating Committee, and Dr. Gallagher was appointed as Chair of the Nominating Committee. Lastly, Carole Nuechterlein will step down from the Nominating Committee and the Audit Committee.

Special Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, forward-looking statements can be identified because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions. Forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements about the Company’s corporate restructuring and costs associated therewith, as well as about resignations and appointments of directors and executive officers. Such forward-looking statements are based on the Company’s expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, this Current Report on Form 8-K, and other filings with the SEC. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date of this report, except to the extent required by applicable law.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1	Separation Agreement, by and among Millendo Therapeutics, Inc. and Ryan K. Zeidan, dated January 25, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Millendo Therapeutics, Inc.

Date: January 28, 2021	By:	/s/ Julia C. Owens, Ph.D.
	Name:	Julia C. Owens, Ph.D.
	Title:	President and Chief Executive Officer